Exhibit 99.1

Dynatrace Launches Proposed Public Offering by Selling Stockholders
Waltham, Mass., August 3, 2020 – (BUSINESS WIRE) – Software intelligence company, Dynatrace, Inc. (NYSE: DT), announced today the commencement of an underwritten public offering of 25,000,000 shares of common stock by certain selling stockholders of Dynatrace. Such selling stockholders will also grant the underwriters a 30-day option to purchase up to an additional 3,750,000 shares of Dynatrace’s common stock. Dynatrace will not receive any of the proceeds from the sale of the shares being offered by the selling stockholders but will bear the costs associated with the sale of such shares, other than underwriting discounts and commissions.
Goldman Sachs & Co. LLC and Morgan Stanley are acting as joint book-running managers for the offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed or as to the actual size or terms of the offering.
A registration statement on Form S-3 relating to these securities has been filed with the Securities and Exchange Commission (“SEC”) and has become effective. The proposed offering will be made only by means of a prospectus and prospectus supplement. A copy of the preliminary prospectus supplement relating to this offering may be obtained, when available, by visiting the SEC’s website at www.sec.gov or by contacting the offices of Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, by telephone: 1-866-471-2526 or by emailing prospectus-ny@ny.email.gs.com; or Morgan Stanley & Co. LLC, by mail at Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014. The final terms of the offering will be disclosed in a final prospectus supplement to be filed with the SEC.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.
About Dynatrace
Dynatrace provides software intelligence to simplify cloud complexity and accelerate digital transformation. With advanced observability, AI, and continuous automation, our all-in-one platform provides precise answers about the performance of applications, the underlying infrastructure and the experience of all users to enable organizations to innovate faster, collaborate efficiently, and deliver more value with dramatically less effort. That’s why many of the world’s largest enterprises trust Dynatrace to modernize and automate cloud operations, release better software faster, and deliver unrivaled digital experiences.
Forward Looking Statements
This press release contains forward looking statements, including among other things, statements concerning the completion of the public offering, and other statements identified by words such as “could,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “will,” “would,” or similar expressions and the negatives of those terms. Forward-looking statements are not promises or guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond Dynatrace’s control. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, market risks and uncertainties and the satisfaction of customary closing conditions for an offering of securities. These and other risks and uncertainties are described more fully under the heading “Risk Factors” in Dynatrace’s most recent Quarterly Report on Form 10-Q filed with the SEC, the preliminary prospectus related to the public offering and in subsequent filings made by Dynatrace with the SEC. Forward-looking statements speak only as of the date hereof, and, except as required by law, Dynatrace undertakes no obligation to update or revise these forward-looking statements.
Investor Contact:
Noelle Faris
VP, Investor Relations
Noelle.Faris@dynatrace.com
Media Relations:
Jerome Stewart
VP, Communications
Jerome.Stewart@dynatrace.com
Jack Murphy
Jack.Murphy@icrinc.com